POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose individual signature appears below constitutes and appoints any Director of Barclays PLC (the “Company”), the Company Secretary or Assistant Company Secretary for the time being (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all post-effective amendments to the Company’s registration statements on Form F-6 (no. 333-190612 and 333-152742), and any other Company’s registration statement on Form F-6 to be filed with the Securities and Exchange Commission (each, a “Registration Statement”), including any and all post-effective amendments and amendments thereto, and any registration statement relating to the same offering as the relevant Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

This Power of Attorney shall continue in full force and effect for a period of twelve (12) months from the date hereof and may be executed in multiple counterparts, each of which shall be deemed an original. but which taken together, shall constitute one instrument.

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IN WITNESS WHEREOF, the undersigned being the Authorized Representative in the United States of Barclays PLC, has executed this power of attorney as of the date indicated next to his signature.

Date: 12/18/17	By:	/s/ Matthew Larson
Matthew Larson
Authorized Representative in the United States

[Signature page to Power of Attorney]

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose individual signature appears below constitutes and appoints any Director of Barclays PLC (the “Company”), the Company Secretary or any Assistant Company Secretary for the time being (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full and several power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all post-effective amendments to the Company’s registration statements on Form F-6 (no. 333-190612 and 333-152742), and any other Company’s registration statement on Form F-6 to be filed with the Securities and Exchange Commission (each, a “Registration Statement"), including any and all post-effective amendments and amendments thereto, and any registration statement relating to the same offering as the relevant Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

This Power of Attorney shall continue in full force and effect for a period of twelve (12) months from the date hereof and may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together, shall constitute one instrument.

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IN WITNESS WHEREOF, each of the undersigned being a director of Barclays PI.C, has executed this power of attorney as of the date indicated next to his or her signature.

Date: 2/21/2018	By:	/s/ John McFarlane
John McFarlane
Group Chairman

Date: 2/21/2018	By:	/s/ James Staley
James Staley
Group Chief Executive Officer (Principal Executive Officer) and Executive Director

Date: 2/21/2018	By:	/s/ Tushar Morzaria
Tushar Morzaria
Group Finance Director (Principal Financial Officer and Principal Accounting Officer) and Executive Director

Date: 2/21/2018	By:	/s/ Michael Ashley
Michael Ashley
Non-executive Director

Date: 2/21/2018	By:	/s/ Tim Breedon
Tim Breedon
Non-executive Director

Date: 2/21/2018	By:	/s/ Sir Ian Cheshire
Sir Ian Cheshire
Non-executive Director

Date: 2/21/2018	By:	/s/ Mary Francis
Mary Francis
Non-executive Director

Date: 2/21/2018	By:	/s/ Crawford Gillies
Crawford Gillies
Non-executive Director

Date: 2/21/2018	By:	/s/ Sir Gerald Grimstone
Sir Gerald Grimstone
Deputy Chairman, Senior Independent Director and Non-executive Director

Date: 2/21/2018	By:	/s/ Reuben Jeffery III
Reuben Jeffery III
Non-executive Director

[Signature page to Power of Attorney]

Date: 2/21/2018	By:	/s/ Matthew Lester
Matthew Lester
Non-executive Director

Date: 2/21/2018	By:	/s/ Dambisa Moyo
Dambisa Moyo
Non-executive Director

Date: 2/21/2018	By:	/s/ Diane Schueneman
Diane Schueneman
Non-executive Director

Date: 2/21/2018	By:	/s/ Michael Turner
Michael Turner
Non-exective Director

[Signature page to Power of Attorney]